SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 8, 2003

                     VASCO DATA SECURITY INTERNATIONAL, INC.

               (Exact name of registrant as specified in charter)

       Delaware                   000-24389                      36-4169320
       --------                   ---------                      ----------
 (State or other juris-          (Commission                   (IRS Employer
diction of incorporation)        File Number)                Identification No.)


1901 South Meyers Road, Suite 210
     Oakbrook Terrace, Illinois                                      60181
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  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (630) 932-8844



                                       N/A

          (Former name or former address, if changed since last report)



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On July 8, 2003, but effective as of July 1, 2003, VASCO Data Security International, Inc. (VASCO) sold its VACMAN Enterprise business, originally known as IntelliSoft and/or SnareWorks, to SecureD Services, Inc., a newly-organized security consulting and managed security services company. VASCO will continue to sell, support, maintain, and develop its VACMAN and Digipass strong user identity authentication product line. VACMAN Enterprise was not part of VASCO's ongoing core business, and active marketing of the product was discontinued as part of VASCO's restructuring in fiscal year 2001.

Under the terms of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference, VASCO received a senior secured promissory note of approximately $1.1 million and $2 million of Convertible Preferred Stock from SecureD Services in exchange for the VACMAN Enterprise assets. The promissory note bears a six (6) percent interest rate and will be payable in thirty-six (36) equal and consecutive monthly payments. The Preferred Stock includes a six (6) percent cumulative stock dividend, payable quarterly, and can be converted into SecureD Services Inc. common stock at defined intervals beginning July 1, 2005. VASCO does not expect that the transaction will have a significant impact on the results of its operations for the quarter ended June 30, 2003.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    See the Exhibit Index attached hereto.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

VASCO Data Security International, Inc. issued a press release on July 9, 2003 announcing the sale of VACMAN Enterprise business. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2003           VASCO Data Security International, Inc.
                              ---------------------------------------
                              (Registrant)



                              By: /s/Clifford K. Bown
                                  --------------------------------
                                  Clifford K. Bown
                                  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
2.1*              Asset Purchase Agreement, dated July 8, 2003 and effective as of July 1, 2003, By and Between VASCO Data Security
                  International, Inc., as Seller and SecureD Services, Inc.
                  as Purchaser.

99.1 Press release, dated July 9, 2003, announcing the sale of VACMAN Enterprise business to SecureD
                  Services, Inc.

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* The schedules and exhibits to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. VASCO will furnish copies of any of the schedules and exhibits to the U.S. Securities and Exchange Commission upon request.


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